MERRILL LYNCH FOCUS TWENTY FUND, INC.

                    Supplement dated June 30, 2005
              to the Prospectus dated March 29, 2005


The information in the second footnote below the "Average Annual Total Returns" table on page 6 should be revised by deleting such information and adding the following.

** The S&P 500(R) Barra Growth Index is an unmanaged broad-based index that is a capitalization weighted index of all the stocks in the S&P 500(R) Index that have higher price-to-book ratios. The Fund now uses this index as its benchmark rather than the Russell 1000(R) Growth Index because the S&P 500(R) Barra Growth Index is more representative of the Fund's investing style. The Russell 1000(R) Growth Index is a widely recognized, unmanaged index of large cap growth stocks. Performance of the indices does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

The information appearing after the first sentence in the third paragraph in the section entitled "HOW THE FUND INVESTS" on page 9 is revised by deleting such information and adding the following:

Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The Fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the Fund also may invest in the common stock of small companies.
The stocks are selected from a universe of companies that fund management believes have above average growth potential. Management will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.

The information appearing in the section entitled "HOW THE FUND INVESTS" under the caption "About the Portfolio Managers" on page 10 is revised by deleting such information and adding the following:

Lawrence Fuller is a Vice President and the senior portfolio manager of the Fund. Tom Burke is a Vice President and an associate portfolio manager of the Fund.






















Code #: 19080-0305SUP